EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report of China HGS Real Estate, Inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xiaojun Zhu, Chief Executive Officer and Chief Financial and Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.      This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of China HGS Real Estate, Inc.

Date: August 15, 2011

By: /s/Xiaojun Zhu
Xiaojun Zhu
Chief Executive Officer
Chief Financial Officer
(Principal Executive and Accounting Officer)